UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14C

(RULE 14c-101)

SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

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☒ Definitive information statement

NORTHERN LIGHTS FUND TRUST
(Name of Registrant as Specified in Its Charter)

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Northern Lights Fund Trust
80 Arkay Drive
Hauppauge, NY 11788

December 29, 2015

Dear Shareholders:

The enclosed document is purely for informational purposes. You are not being asked to vote or take action on any matter. The document relates to the appointment of a new investment sub-adviser to the Altegris Equity Long Short Fund (the “Fund”), a series of the Northern Lights Fund Trust.

As described in the enclosed Information Statement, the Board of Trustees of Northern Lights Fund Trust has approved Convector Capital Management, LP as an investment sub-adviser to the Fund, and has approved a sub-advisory agreement with Convector Capital Management, LP on the terms described herein.

As always, please feel free to contact the Fund at 631-470-2600 with any questions you may have.

Sincerely,

James P. Ash, Esq.

Secretary

Northern Lights Fund Trust

NORTHERN LIGHTS FUND TRUST

Altegris Equity Long Short Fund

December 29, 2015

17605 Wright Street, Suite 2

Omaha, NE 68130

INFORMATION STATEMENT

This Information Statement is being provided to the shareholders of the Altegris Equity Long Short Fund (the “Fund”), a series of Northern Lights Fund Trust (the “Trust”). This Information Statement is in lieu of a proxy statement, pursuant to the terms of an amended exemptive order that the Trust and Altegris Advisors, L.L.C. (the Fund’s investment adviser, the “Adviser”) received from the U.S. Securities and Exchange Commission (the “SEC”) on August 22, 2014 (the “Order”). The Order permits the Adviser to hire or replace investment sub-advisers and to make changes to existing sub-advisory agreements with the approval of the Board of Trustees of the Trust (the “Board of Trustees”, the “Board” or the “Trustees”), without obtaining shareholder approval. Under the conditions of the Order, the Board must provide notice to shareholders within 90 days of hiring a new sub-adviser or implementing any material change in a sub-advisory agreement.

At an in-person meeting held on September 29-30, 2015, the Board, including all Independent Trustees, considered and approved Convector Capital Management, LP (“Convector” or the “Sub-Adviser”) to serve as a sub-adviser to the Fund. At that time, the sub-advisory agreement between the Adviser and Convector, with respect to the Fund (the “Sub-Advisory Agreement”) (attached hereto as Annex A), was approved by the Board. The Sub-Advisory Agreement with Convector became effective December 1, 2015 when the parties executed the Sub-Advisory Agreement. Convector commenced sub-advisory services for the Fund on December 8, 2015.

This Information Statement is being supplied to shareholders to fulfill the notice requirement, and a notice regarding the website availability of this Information Statement will be mailed on or about January 6, 2016 to the Fund’s shareholders of record as of December 1, 2015 (the “Record Date”). This Information Statement describes the Sub-Advisory Agreement between the Adviser and Convector with respect to the Fund. As of the Record Date, there were issued and outstanding 13,172,058.46 shares of the Fund. As there will be no vote taken, no shares are entitled to vote on the matters discussed in this Information Statement.

The Trust will furnish, without charge, a copy of the Fund's most recent annual or semi-annual report to any shareholder upon request. To obtain the Altegris Equity Long Short Fund's annual or semi-annual report, please contact the Fund by calling 1-877-772-5838, or by writing to Altegris Equity Long Short Fund, c/o Gemini Fund Services, LLC, 80 Arkay Drive Hauppauge, NY 11788.

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NO SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTERS DESCRIBED IN THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

I.	BACKGROUND

The Adviser is located at 1200 Prospect Street, Suite 400, La Jolla, CA 92037. Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund (the “Advisory Agreement”), the Adviser, subject to the supervision of the Board and in conformity with the stated policies of the Fund, manages the operations of the Fund, selecting investments according to the Fund’s investment objectives, policies and restrictions. The Adviser may retain one or more sub-advisers, at its own cost and expense, subject to the approval of the Board, for the purpose of managing the investment of all or a portion of the assets of the Fund.

The Fund uses a “multi-manager” approach by selecting one or more sub-advisers to manage the Fund’s assets. Section 15(a) of the Investment Company Act of 1940, as amended (the “1940 Act”) generally requires the shareholders of a mutual fund to approve an agreement pursuant to which a person serves as the investment adviser or sub-adviser for the mutual fund. As indicated above, the Trust and the Adviser have obtained the Order, which permits the Adviser to enter into sub-advisory agreements with sub-advisers without obtaining shareholder approval. The Adviser, subject to the review and approval of the Board of Trustees, selects sub-advisers for the Fund, and supervises and monitors the performance of each sub-adviser. The Order also permits the Adviser, subject to the approval of the Board, to replace sub-advisers or amend sub-advisory agreements without shareholder approval (except in the case of affiliated sub-advisers) whenever the Adviser and the Board believe such action will benefit the Fund and its shareholders. The Trust may rely on the Order provided the Fund is managed by the Adviser and complies with the terms and conditions set forth in the application for the Order.

Additionally, the Order grants relief from certain disclosure requirements, allowing the Fund to include and disclose only Aggregate Fee Disclosure (as described below), under certain rules and forms, including the Fund’s reports to shareholders and Statement of Additional Information. Aggregate Fee Disclosure refers to (i) the aggregate fees paid by the Fund to the Adviser and any affiliated sub-adviser, and (ii) the aggregate fees paid by the Adviser to sub-advisers other than affiliated sub-adviser.

II.	ADVISORY AGREEMENT

The current Advisory Agreement between the Trust and the Adviser was adopted and approved by the Board of Trustees, including a majority of the Independent Trustees, at a meeting held on April 24, 2013 and was approved by the shareholders of the Fund at a meeting held on July 19, 2013. The Advisory Agreement became effective on November 1, 2013 for an initial term of two years. The Advisory Agreement was renewed by the Board of Trustees, including a majority of the Independent Trustees, at a meeting held on August 19-20, 2015.

Pursuant to the Advisory Agreement, the Adviser receives a fee paid monthly at the annual rate of 1.75% the Fund's average daily net assets, and the Adviser may pay the Sub-Adviser a portion of its advisory fee.

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The Adviser has contractually agreed to reduce its fees and reimburse expenses of the Fund until at least December 31, 2016, to ensure the total annual Fund operating expenses after fee waiver and reimbursement (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Adviser)) will not exceed 2.24%, 2.99%, 1.99% and 2.24% of average daily net assets attributable to Class A, Class C, Class I and Class N shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.

Under the Sub-Advisory Agreement, the Adviser is responsible for all fees payable to Convector for its services as a Sub-Adviser to the Fund. The Fund is not responsible for the payment of any portion of such fees. Accordingly, appointment of the Sub-Adviser to the Fund does not affect the management fees paid by the Fund or its shareholders. The Sub-Adviser is entitled to such fee computed daily arid paid monthly, calculated at an annual rate based on its managed portion of the Fund's average daily net assets.

For the fiscal year ended March 31, 2015, the Adviser earned net advisory fees of $2,740,386 from the Fund, of which $270.016, was waived by the Adviser. As of March 31, 2015, the Adviser had not paid any sub-advisory fees to the Sub-Adviser because the Sub-Advisory Agreement was not yet in effect, but the Adviser paid $1,590,747.50 in subadvisory fees with respect to the Fund for the fiscal year ended March 31, 2015.

III.	THE SUB-ADVISORY AGREEMENT

The Board approved the hiring of the Sub-Adviser to the Fund pursuant to a Sub-Advisory Agreement between the Adviser and the Sub-Adviser. Pursuant to the terms of the Sub-Advisory Agreement, the Adviser has delegated certain of its duties to the Sub-Adviser. The Sub-Adviser acts as investment adviser to and is responsible for the investment management of certain assets of the Fund (the “Allocated Portion”). At all times, the Sub-Adviser is subject to the supervision of the Adviser and the Board of Trustees of the Trust. The terms of the Sub-Advisory Agreement further provides that the Sub-Adviser will transfer any and all books and records in respect of the Allocated Portion maintained by the Sub-Adviser on behalf of the Fund, and provide a quarterly Investment Report to the Adviser. In consideration of the Sub-Adviser’s services, the Sub-Adviser is entitled to an annualized fee, accrued daily and paid monthly from Adviser.

As compensation for its services, the Fund pays the Adviser a fee paid monthly at an annual rate of 1.75% the Fund's average daily net assets, and the Adviser separately pays the Sub-Adviser a monthly fee, calculated at an annual rate based on the Sub-Adviser's Allocated Portion of the Fund's average daily net assets.

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Under the terms of the Sub-Advisory Agreement, the Sub-Adviser to the Fund will serve subject to the supervision of the Adviser and the plenary authority Board of Trustees. The Sub-Adviser at its own expense, will furnish necessary investment and management facilities to conduct the investment activities of the Allocated Portion of the Fund which it manages and pay the salaries of its personnel. In addition, under the Sub-Advisory Agreement: (a) the Sub-Adviser shall indemnify the Adviser, its affiliates, officers, and controlling persons, agents and employees for, and hold it harmless against, any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of Sub-Adviser) or litigation (including reasonable legal and other expenses), which the Adviser became subject to as a direct result of the Sub-Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its obligations and duties thereunder. The Sub-Adviser does not guarantee the future performance of the Allocated Portion or any specific level of performance, the success of any investment decision or strategy that Sub-Adviser may use, or the success of Sub-Adviser’s overall management of the Allocated Portion; (b) neither the Adviser (including its affiliates, their officers, controlling persons, agents or employees) nor the Sub-Adviser (including all Indemnified Persons) shall be liable to one another for special, consequential or incidental damages; (c) the Adviser agrees to indemnify the Indemnified Persons for, and hold each Indemnified Persons harmless against, any and all Losses to which such Indemnified Person may become subject as a direct result of the Agreement or Sub-Adviser’s performance of its duties hereunder; provided, however that nothing contained herein shall require that the Sub-Adviser be indemnified for Losses that resulted from Sub-Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement; and (d) the Sub-Adviser shall not be liable to the Adviser for losses that resulted from the Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

The Sub-Advisory Agreement has an initial term of two years from its effective date, and thereafter will continue in effect for successive annual periods provided such continuance is approved at least annually by the Board or vote of the lesser of (a) 67% of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund (except as such vote may be unnecessary pursuant to relief granted by the Order); provided that, in either event, its continuance also is approved by a majority of the Trust’s Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Sub-Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement terminates automatically in the event of its “assignment,” as defined under 1940 Act. The Agreement may also be terminated (i) by the Trust on behalf of the Fund at any time without payment of any penalty, by the vote of a majority of the Board of Trustees of the Trust, or by vote of a majority of the outstanding voting securities of a Fund without the payment of any penalties, (ii) by the Adviser at any time, without payment of any penalty upon at least ten (10) days’, but not more than sixty (60) days’, written notice to the Sub-Adviser, and (iii) by the Sub-Adviser at any time, without payment of any penalty, upon at least ten (10) days’, but not more than sixty (60) days’, written notice to the Trust and the Adviser. In the event of a termination, the Sub-Adviser shall cooperate in a commercially reasonable manner in the orderly transfer or liquidation of the Allocated Portion of the Fund’s assets, as instructed by the Adviser and, at the request of the Board of Trustees or the Adviser, transfer any and all books and records in respect of the Allocated Portion maintained by the Sub-Adviser on behalf of the Fund.

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About Convector

Convector Capital Management, LP, a Delaware limited partnership located at 645 Madison Ave., 5th Floor, New York, NY 10022, has been approved as a sub-adviser to the Fund. Convector applies a highly adaptable value investing philosophy that seeks to produce above market returns at lower risk. Convector seeks to exploit the mispricing of securities that occurs due to what Convector views as the broad market's emphasis on the short term, which often does not adequately reflect the long-term earnings power of companies. Subject to the oversight of the Adviser, Convector will provide investment management advisory services to the Fund consistent with its strategy as outlined in the Fund's prospectus. The Sub-Adviser is responsible for all portfolio management decisions with respect to its Allocated Portion, including research, analysis, security selection, gross and net portfolio exposure, reconciliation of trades and positions with the Fund administrator, assisting in monitoring compliance of the Fund’s portfolio to the investment guidelines and stated investment strategy in the Fund prospectus. Convector was founded in November 2011 and had approximately $59.9 million in assets under management as a firm as of June 30, 2015.

Below is the name and principal occupation of each principal executive officer, director or controlling entity of Convector as of October 31, 2015, as to the best of the Trust’s knowledge. The business address of each person listed below is 645 Madison Ave., 5th Floor, New York, NY 10022. Emmanuel Ferreira is deemed to control Convector by virtue of his direct and indirect ownership interest in the Sub-Adviser.

Name	Title & Principal Occupation
Emmanuel Ferreira	Chief Investment Officer, Convector
Andrew Lloyd Lester	Chief Operating Officer, Convector
John Alan Wilkens	Chief Financial Officer and Chief Compliance Officer, Convector
Elistra Management LLC	General Partner

IV.	CURRENT AND PROFORMA FEES

Because the Sub-Adviser’s fees will be paid from the Fund’s management fee under the Sub-Advisory Agreement, the Fund’s fees and expenses are not changed by the new Sub-Advisory Agreement. Therefore, no comparative expense tables are presented.

V.	BOARD CONSIDERATIONS IN APPROVING THE SUB-ADVISORY AGREEMENT

In connection with a regular meeting held on September 29-30, 2015, the Board of the Trust, including a majority of the Independent Trustees, discussed the approval of the sub-advisory agreement between Convector and the Adviser on behalf of the Fund (the “Sub-Advisory Agreement”). In considering the proposed Sub-Advisory Agreement, the Board received materials specifically relating to the Sub-Advisory Agreement. The Board Members were assisted by independent legal counsel throughout the Agreement review process. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based

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on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement:

Nature, Extent and Quality of Service. The Trustees noted that Convector was founded in November 2011, manages approximately $60 million in assets, and specializes in a long/short strategy based on a value investing philosophy. The Trustees reviewed the background information on the key investment personnel that will be responsible for sub-advising the Fund. They considered their education and noted the investment team has previous financial industry experience from prior positions held at investment management firms. They noted that Convector will manage a sleeve for the Fund using a fundamental bottom-up research process, supported by a team of sector analysts, looking for mispriced investments relative to their earnings power and other relevant metrics. The Trustees noted the Sub-Adviser considers risk management to be an integral part of the investment process and seeks to understand risk at the stock and portfolio levels utilizing quantitative tools to identify and actively manage exposures. They considered that Convector will monitor compliance the Fund’s investment limitations by utilizing daily compliance checklists, conducting a daily review of all trades, and manually performing pre- and post-trade compliance checks. They noted Convector selects brokers based on factors such as consistent commission rates, ability to access markets, quality research and the use of electronic execution services where practicable. The Trustees also noted Convector reported that it has not had any material compliance or litigation issues during the three years of its existence. The Board recognized that Convector is a small advisory firm and still in the process of building its business. The Board also recognized the investment team’s prior industry history and that Convector had an investment process that is scalable, repeatable and based on strong research that has the potential to benefit the Fund. The Board concluded that Convector should provide quality service to the Fund, Adviser and shareholders.

Performance. The Trustees discussed various aspects of the strategy to be used by the Sub-Adviser and considered the historical performance of a composite of accounts managed by the Sub-Adviser’s principal portfolio manager. They noted that the composite significantly outperformed the benchmark (the HFRX Equity Hedge Index) over all time periods presented. After further discussion, the Trustees concluded that the performance history provided by the Sub-Adviser indicated that Convector had the potential to provide positive returns to Fund shareholders.

Fees and Expenses. The Trustees considered the proposed sub-advisory fee and noted that the fee was below the maximum management fees charged by Convector to other hedge funds with objectives and strategies comparable to that proposed to be used by the Sub-Adviser for Altegris Equity L/S, and in line with the average fee Convector expects to be paid by those hedge funds after required concessions. After further discussion, the Trustees concluded that the proposed fee was not unreasonable.

Economies of Scale. The Trustees considered whether the proposed sub-advisory fee reflected economies of scale. The Trustees agreed that this was primarily an adviser level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense. After discussion, it was the consensus of the Trustees that the lack of breakpoints was acceptable, particularly in light of the relatively small size of the sleeve that will be allocated to Convector.

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Profitability. The Trustees reviewed the profitability analysis provided by the Sub-Adviser. They noted the Sub-Adviser anticipates earning a modest profit in terms of actual dollars and as a percentage of revenue. After further discussion, the Trustees concluded that the Sub-Adviser would not be excessively profitable in connection with its relationship with the Fund.

Conclusion. Having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable and that approval of the Sub-Advisory Agreement is in the best interests of the shareholders of Altegris Equity Long Short Fund.

The Board unanimously approved the Sub-Advisory Agreement with respect to the Fund.

VI.	OTHER MATTERS

Security Ownership of Management and Certain Beneficial Owners. As of December 1, 2015, the only shareholders known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of the Fund are listed below.

Name & Address	Shares	Percentage of Fund
553822 JP Morgan FBO	1,988,810.14	15.10%
14201 Dallas Parkway,
13th Floor
Dallas, TX 75254

UBS WM USA	1,447,462.35	10.98%
1000 Harbor Blvd
Weehawken, NJ 07086-6761

Morgan Stanley Smith	1,011,545.84	7.68%
Barney, LLC
Harborside Financial Center
Plaza 23rd Floor
Jersey City, NJ 07311

574445 NFS LLC FEBO	711,427.20	5.40%
FBO Assetmark & Mutual Clients
FBO Other Custodial Clients
3200 N Central Ave., FL 7
Phoenix, AZ 85012

As of December 1, 2015, the Trustees and officers of the Trust, individually and as a group, did not own any of the Fund’s outstanding shares.

The Trust will furnish, without charge, a copy of the Fund’s annual report for the fiscal year ended March 31, 2015 to any shareholder upon request. To obtain the Altegris Equity Long Short Fund’s annual report, please contact the Fund by calling 1-877-772-5838, or by writing to Altegris Equity Long Short Fund, c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, NE 68130.

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Operation of the Fund. The Fund is a diversified series of the Northern Lights Fund Trust, an open-end investment management company organized as a Delaware statutory trust and formed by an Agreement and Declaration of Trust on January 19, 2005. The Trust’s principal executive offices are located at 17605 Wright Street, Omaha, NE 68130. The Board of Trustees supervises the business activities of the Fund. Like other mutual funds, the Fund retains various organizations to perform specialized services. The Fund currently retains the Adviser as Fund manager and investment adviser and Harvest Capital Strategies, LLC; Visium Asset Management, LP; Chilton Investment Company, LLC; Sterling Ridge Capital Management LP, and Convector Capital Management, LP, as sub-advisers. Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, Nebraska 68130, serves as principal underwriter and distributor of the Fund. Gemini Fund Services, LLC, provides the Fund with transfer agent, accounting, compliance, and administrative services.

Shareholder Proposals. The Trust is not required to hold annual meetings of shareholders, and therefore it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust within a reasonable time before the Trust's solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting. The cost of the preparation, printing and distribution of this Information Statement is an expense of the Fund.

Brokerage Commissions. For the fiscal year ended March 31, 2015, the Fund paid $431,133 in brokerage commissions and did not pay any commissions to affiliated brokers.

Principal Underwriter, Administrator and Custodian. Northern Lights Distributors, LLC (the "Distributor") serves as the Distributor for the shares of the Fund pursuant to a Distribution Agreement between the Trust, on behalf of the Fund, and the Distributor. The Distributor's principal office is at 17605 Wright Street, Suite 2, Omaha, Nebraska 68130. The Distributor accrued $1,998 as compensation for distributing the Fund's shares during the fiscal year ended March 31, 2015. Gemini Fund Services, LLC ("GFS"), which has its principal office at 80 Arkay Drive, Hauppauge, New York 11788, provides administrative and fund accounting services to the Fund and acts as transfer, dividend disbursing, and shareholder servicing agent to the Fund. During the fiscal year ended March 31, 2015, GFS earned $172,280 from the Fund for such services.

JPMorgan Chase Bank, N.A., with principal offices at 270 Park Avenue, New York, New York 10017 has served as the Fund's custodian since inception. During the fiscal year ended March 31, 2015, the custodian earned $191,568 in custody fees.

Delivery of Documents to Shareholders Sharing an Address. Only one Notice Regarding Internet Availability of this Information Statement is being delivered to multiple shareholders sharing an address unless the Trust has received contrary instructions from one or more of the shareholders. Upon written or oral request, the Trust will promptly deliver a separate copy of the Notice Regarding Internet Availability or this Information Statement to a shareholder at a shared address to which a single copy of the document was delivered. Contact the Fund by calling 1-877-772-5838, or by writing to Altegris Equity Long Short Fund, c/o Gemini Fund Services, LLC, 80 Arkay Drive Hauppauge, NY 11788. Shareholders at shared addresses can also contact the Fund to indicate their preference regarding receiving multiple or single copies annual or semi-annual reports, information statements or Notices of Internet Availability of information statements or proxy materials at their shared address.

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ANNEX A

Form OF SUB-ADVISORY AGREEMENT

INVESTMENT SUB-ADVISORY AGREEMENT

This AGREEMENT is made as of the 1st day of December 2015, by and between Convector Capital Management, LP, a Delaware limited partnership, located at 645 Madison Ave., 5th Floor, New York, NY 10022 (the “Sub-Adviser”), and Altegris Advisors, L.L.C., a Delaware limited liability company located at 1200 Prospect Street, Suite 400, La Jolla, CA 92037 (the “Adviser”). The Adviser and the Sub-Adviser are each and individually a “Party” and collectively the “Parties.”

WHEREAS, the Adviser and the Sub-Adviser are each registered as investment advisers under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

WHEREAS, Northern Lights Fund Trust, a Delaware statutory trust (the “Trust”), is engaged in business as an open-end investment company with one or more series of shares and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Trust has retained the Adviser to perform investment advisory services for certain fund(s) within the Trust, including Altegris Equity Long Short Fund, a separate series of the Trust (the “Fund”) under the terms of an investment advisory agreement between the Adviser and the Trust on behalf of the Fund and other fund(s) within the Trust, dated November 1, 2013, and as may be further amended in the future (the “Management Agreement”);

WHEREAS, the Adviser, acting pursuant to the Management Agreement, wishes to retain the Sub-Adviser, with the approval of the Board of Trustees of the Trust and, if required, the shareholders of the Fund, to provide investment advisory services to a portion of the Fund’s assets allocated by the Adviser for management by the Sub-Adviser (the “Allocated Portion”) in accordance with the terms of this Agreement (as it may be amended from time to time);

WHEREAS, the Trust has entered into a consulting agreement, as amended from time to time, with Northern Lights Compliance Services, LLC (the “Consulting Agreement”) to provide compliance services to the Trust in respect of the Fund and other series of the Trust, including compliance oversight of the Adviser’s management of the Fund and its delegation of certain duties to the Sub-Adviser as set forth in this Agreement (the Management Agreement and the Consulting Agreement are collectively the “Trust Service Agreements”);

WHEREAS, the Adviser has furnished the Sub-Adviser with copies of each of the following documents: (a) the Trust’s Agreement and Declaration of Trust (such Agreement and Declaration of Trust, as in effect on the date of this Agreement and as amended from time to time, herein called the “Declaration of Trust”); (b) By-Laws of the Trust (such By-Laws, as in effect on the date of this Agreement and as amended from time to time); (c) Prospectus and Statement of Additional Information of the Fund (“Prospectus” and “SAI”, respectively); and (d) policies and procedures of the Trust and the Trust Service Agreements that govern the Sub-Adviser’s management of the Allocated Portion under this Agreement; and

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WHEREAS, each Fund listed in Schedule A is a separate series of the Trust having separate assets and liabilities;

NOW, THEREFORE: the Parties hereby agree as follows:

1. APPOINTMENT OF SUB-ADVISER.

a.	Acceptance. The Adviser hereby retains the Sub-Adviser to act as an investment adviser for and to manage the Allocated Portion of the Fund’s assets for the period and on the terms set forth in this Agreement. The Sub-Adviser hereby accepts the appointment, on the terms herein set forth and for the compensation herein provided.
b.	Independent Contractor. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or be deemed an agent of the Fund.
c.	The Sub-Adviser’s Representations. The Sub-Adviser represents, warrants and agrees that it has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement. The Sub-Adviser represents, warrants and agrees that it is registered as an investment adviser under the Advisers Act and further represents, warrants and agrees that is duly organized and properly registered and operating under the laws of Delaware with the power to own its assets and carry on its business as it is now being conducted and as proposed to be conducted under the terms of this Agreement. The information contained in the Form ADV of the Sub-Adviser as provided to the Adviser is true and complete, and also as filed with the U.S. Securities and Exchange Commission (“SEC”) and provided to clients, is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.
d.	The Adviser’s Representations. The Adviser represents, warrants and agrees that it is registered as an investment adviser under the Advisers Act and has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement. The Adviser further represents, warrants and agrees that it has the authority under the Management Agreement to appoint the Sub-Adviser and that it has received a copy of Part 2 of the Sub-Adviser’s Form ADV. The Adviser further represents and warrants that the Fund is either (i) excluded from the definition of the term “pool” under Section 4.5 of the General Regulations under the Commodity Exchange Act (“Rule 4.5”), or (ii) a qualifying entity under Rule 4.5(b) for which a notice of eligibility has been filed. The Adviser further represents, warrants and agrees that is duly organized and properly registered and operating under the laws of Delaware with the power to own its assets and carry on its business as it is now being conducted and as proposed to be conducted under the terms of this Agreement. The information contained in the Form ADV of the Adviser as
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provided to the Sub-Adviser is true and complete in all material respects, and also as filed with the SEC and provided to clients, is true and complete in all material respects, and does not make any untrue statement of a material fact or omit to state any material fact which is required to be stated in the Form ADV.

e.	Plenary authority of the Board of Trustees. The Sub-Adviser and Adviser both acknowledge that the Fund is a mutual fund that operates as a series of the Trust under the authority of the Board of Trustees.

2. PROVISION OF INVESTMENT SUB-ADVISORY SERVICES.

The Sub-Adviser will provide for the Allocated Portion a continuing and suitable investment program consistent with the investment policies, objectives and restrictions of the Fund pursuant to investment guidelines established by the Trust and the Adviser and provided to the Sub-Adviser in writing (the “Investment Guidelines”). The Parties acknowledge the current Investment Guidelines applicable to the Allocated Portion, including descriptions of each of the one or more strategies to be employed by the Sub-Adviser from time to time in respect of the Allocated Portion (together, the "Strategies" and each, a "Strategy") will be provided to the Sub-Adviser. From time to time, the Adviser or the Trust may provide the Sub-Adviser with written copies of additional or amended investment guidelines, or the Adviser or Sub-Adviser may determine to add, amend, or discontinue one or more new or existing Strategies, in each case which shall become effective at such time as agreed upon by both Parties in writing and promptly incorporated as an amendment of the Investment Guidelines (with any corresponding amendments, if necessary, to the Fund’s Prospectus and SAI being the responsibility of the Adviser and/or Trust). The Sub-Adviser will manage the investment and reinvestment of the Allocated Portion, and perform the functions set forth below, subject to the overall supervision, direction, control and review of the Adviser, consistent with the applicable Investment Guidelines or any directions or instructions delivered to the Sub-Adviser in writing by the Adviser or the Trust from time to time, and further subject to the plenary authority of the Board of Trustees. It is acknowledged and agreed by the Parties to this Agreement that any amendment to the Investment Guidelines from time to time as described above, including any addition, amendment or discontinuance of a Strategy or Strategies, will not constitute a termination of this Agreement, and further that any termination of this Agreement shall be made in accordance solely with the provisions of Section 8 of this Agreement.

Consistent with the Investment Guidelines, unless otherwise directed in writing by the Adviser or the Trust, the Sub-Adviser shall have full discretionary authority to manage the investment of the Allocated Portion, including the authority to purchase, sell, cover open positions, and generally to deal in securities, financial and commodity futures contracts, options, short-term investment vehicles and other property comprising or relating to the Fund.

In addition, the Sub-Adviser will in the performance of its duties and obligations under this Agreement in respect of the Allocated Portion of Fund assets:

a.	advise the Adviser and the Trust in connection with investment policy decisions to be made by it regarding the Allocated Portion;
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b.	provide to the Adviser performance analysis and market commentary (the “Investment Report”) pertaining to each calendar quarter during the term of this Agreement, within fifteen (15) business days after the end of each quarter. In addition, interim Investment Reports shall be issued at such times as may be mutually agreed upon by the Adviser and Sub-Adviser. The subject of each Investment Report shall be mutually agreed upon by the Adviser and Sub-Adviser, which agreement shall not prohibit the Adviser from publicly distributing the same or similar information as is contained within each Investment Report;
c.	submit such reports and information as the Adviser or the Trust may reasonably request to assist the Fund’s administrator (the “Administrator”) in its determination of the market value of securities held in the Allocated Portion;
d.	place orders for purchases and sales of portfolio investments for the Allocated Portion;
e.	give instructions to the Fund’s custodian (the “Custodian”) concerning the delivery of securities and transfer of cash for the Allocated Portion;
f.	maintain and preserve the records relating to its activities hereunder required by applicable law to be maintained and preserved by the Adviser, to the extent not maintained by the Adviser or another agent of the Trust, and the Sub-Adviser hereby agrees to promptly provide to the Trust or the Adviser copies of any such records upon the Trust’s or Adviser’s request;
g.	(i) as soon as practicable after the close of business each day, provide the Administrator (generally via electronic file format) with the trade information for each transaction effected for the Allocated Portion, (ii) provide copies of such trade tickets to the Adviser and the Trust upon request, (iii) promptly forward to the Custodian the trade information for each transaction no later than 12:00 pm ET the following business day, and (iv) provide the Custodian copies of all brokerage or dealer confirmations if requested;
h.	absent specific instructions to the contrary provided to it by the Adviser or the Trust, and subject to its receipt of all necessary voting materials, vote all proxies with respect to investments of the Allocated Portion in accordance with the Sub-Adviser’s proxy voting policy as most recently provided to the Adviser and approved by the Trust; the Adviser hereby delegates to the Sub-Adviser the Adviser’s discretionary authority to exercise voting rights with respect to the securities and investments of the Allocated Portion. The Sub-Adviser’s proxy voting policies shall comply with any rules or regulations promulgated by the SEC. The Sub-Adviser shall maintain and preserve a record, in an easily-accessible place for a period of not less than three (3) years (or longer, if required by law), of the Sub-Adviser’s voting procedures, of the Sub-Adviser’s actual votes, and such other information required for the Trust to comply with any rules or regulations promulgated by the SEC in respect of the Fund. The Sub-Adviser shall supply updates of this record to the Adviser or any authorized representative of the Adviser, or to the Trust on a quarterly basis (or more frequently, if required
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by law), in order to enable the Trust to complete proxy voting information in respect of the Fund as required by Form N-1A under the 1940 Act and the Securities Act of 1933, as amended (the “Securities Act”), Form N-PX under the 1940 Act and Form N-CSR under the Sarbanes-Oxley Act of 2002, as amended, respectively. The Sub-Adviser shall provide the Adviser and the Trust with information regarding the policies and procedures that the Sub-Adviser uses to determine how to vote proxies relating to the Allocated Portion. The Trust or the Adviser may request that the Sub-Adviser vote proxies for the Allocated Portion in accordance with the Fund’s proxy voting policies;

i.	to the extent reasonably requested by the Trust, use its commercially reasonable efforts to assist the Chief Compliance Officer of the Trust (“CCO”) comply with applicable requirements of Rule 38a-1 under the 1940 Act and the Trust Service Agreements, including, without limitation, providing the CCO with (a) current copies of the compliance policies and procedures of the Sub-Adviser in effect from time to time (including prompt notice of any material changes thereto), (b) a summary of such policies and procedures in connection with the annual review thereof by the Trust required under Rule 38a-1, and (c) upon request, a certificate of the chief compliance officer of the Sub-Adviser to the effect that the policies and procedures of the Sub-Adviser are reasonably designed to prevent violation of the Federal Securities Laws (as such term is defined in Rule 38a-1);
j.	act in conformity with the Declaration of Trust, the Prospectus and SAI and conform to and comply with applicable requirements of the 1940 Act, the Internal Revenue Code of 1986 and all other applicable federal laws and regulations, as each is amended from time to time;
k.	except as permitted by the Trust’s policies and procedures, not disclose but shall treat confidentially all information in respect of the portfolio investments of the Allocated Portion, including, without limitation, the identification and market value or other pricing information of any and all portfolio securities or other financial instruments held by the Allocated Portion, and any and all trades of portfolio securities or other transactions effected for the Allocated Portion (including past, pending and proposed trades); but for the avoidance of doubt, this prohibition includes portfolio holdings, but not the performance track record of the Allocated Portion;
l.	identify, process and track all class actions for any security held within the Allocated Portion during the Sub-Adviser’s management;
m.	provide reasonable assistance to the Adviser, the Administrator and/or the Trust with respect to the annual audit of the Fund’s financial statements, including, but not limited to: (i) providing broker contacts as needed for obtaining trade confirmations; (ii) providing, as applicable, copies of term loans and swap agreements, within a reasonable time after the execution of such agreements; (iii) providing assistance in obtaining trade confirmations in the event the Fund or the Fund’s independent registered public accounting firm is unable to obtain such confirmations directly from the brokers; and (iv) obtaining market quotations for
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investments that are not readily ascertainable in the event the Fund or the Fund’s independent registered public accounting firm is unable to obtain such market quotations through independent means; and

n.	send copies of any trade related documents executed by the Sub-Adviser on behalf of the Fund, including, but not limited to, loan agreements, to the Adviser and the Administrator.

The Adviser or its authorized agents will provide timely information to the Sub-Adviser regarding such matters as inflows to and outflows from the Allocated Portion and the cash requirements of, and cash available for investment in, the Allocated Portion, and the Adviser or its authorized agents will timely provide the Sub-Adviser, or arrange for the Trust to provide the Sub-Adviser, with copies of monthly accounting statements for the Allocated Portion, and such other information as may be reasonably necessary or appropriate in order for the Sub-Adviser to perform its responsibilities hereunder.

In the case of notices of class action suits received by Sub-Adviser involving issuers presently or formerly held in the Fund, Sub-Adviser shall promptly forward such notices to the Adviser or the Trust and, with the consent of the Adviser and the Trust, may provide information about the Fund to third parties for purposes of participating in any settlements relating to such class actions.

3. ALLOCATION OF EXPENSES

Each Party to this Agreement shall bear the costs and expenses of performing its obligations hereunder. In this regard, the Adviser and Sub-Adviser acknowledge and agree that the Fund shall assume the expense of:

a.	brokerage commissions for transactions in the portfolio investments of the Allocated Portion, and similar fees and charges for the acquisition, disposition, lending or borrowing of such portfolio investments;
b.	Custodian fees and expenses;
c.	all taxes, including issuance and transfer taxes, and reserves for taxes payable by the Fund to federal, state or other government agencies; and
d.	interest payable on any Fund borrowings.

The Sub-Adviser specifically agrees that with respect to the operation of the Allocated Portion, the Sub-Adviser shall be responsible for providing the personnel, office space and equipment reasonably necessary to provide its sub-advisory services in respect of the Allocated Portion hereunder. If the Adviser has agreed to limit the operating expenses of the Fund, the Adviser shall also be solely responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit. Nothing in this Agreement shall alter the allocation of expenses and costs agreed upon between the Fund and the Adviser in the Management Agreement or any other agreement to which they are Parties.

For the avoidance of doubt, the Sub-Adviser shall not be responsible for any expenses incurred by the Trust, the Fund, the Allocated Portion or the Adviser.

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4. SUB-ADVISORY FEES

For all of the services rendered with respect to the Allocated Portion as herein provided, the Adviser shall pay to the Sub-Adviser an annualized fee, based on the Current Net Assets (as defined below) of the Allocated Portion, as set forth in Schedule A attached hereto and made a part hereof. Such fee shall be accrued daily and payable monthly. In the case of termination of this Agreement with respect to the Fund during any calendar month, the fee with respect to the Allocated Portion accrued to the date of termination shall be paid promptly following such termination. For purposes of computing the amount of sub-advisory fee accrued for any day, “Current Net Assets” shall mean the net assets of the Allocated Portion, managed by the Sub-Adviser, as of the most recent preceding day for which the Fund’s net assets were computed. The method of determining net assets of the Allocated Portion for purposes hereof shall be the same as the method of determining net asset value for purposes of establishing the offering and redemption price of shares of the Fund as described in the Fund’s Prospectus and/or SAI. As soon as practicable after the end of each calendar month, Sub-Adviser will present a billing statement for the sub-advisory fee (calculated as described above) to the Adviser, indicating the total amount of the fee for the month, and any other amounts payable during the period as may be provided for under this Agreement. The Adviser agrees to pay the monthly sub-advisory fee no later than the fifteenth (15th) calendar day following receipt of the Sub-Adviser’s billing statement.

5. PORTFOLIO TRANSACTIONS

In connection with the investment and reinvestment of the assets of the Allocated Portion, the Sub-Adviser is authorized to select the brokers or dealers that will execute purchase and sale transactions for the Allocated Portion of the Fund’s portfolio (the “Portfolio”) and to use all reasonable efforts to obtain the best available price and most favorable execution with respect to all such purchases and sales of portfolio securities for said Portfolio. The Sub-Adviser may take into consideration the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Allocated Portion on a continuing basis. The Sub-Adviser will not take into consideration the sale of shares in the Fund by such broker-dealers. The Sub-Adviser shall maintain records adequate to demonstrate compliance with the requirements of this section. Subject to the policies as the Trust’s Board of Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Sub-Adviser shall have the right to follow a policy of selecting brokers who furnish brokerage and research services to the Allocated Portion or to the Sub-Adviser, and who charge a higher commission rate to the Allocated Portion than may result when allocating brokerage solely on the basis of seeking the most favorable price and execution. The Sub-Adviser shall determine in good faith that such higher cost was reasonable in relation to the value of the brokerage and research services provided and shall make reasonable reports regarding such determination and description of the products and services obtained if so requested by the Trust.

The Adviser authorizes the Sub-Adviser to direct the Custodian to open and maintain brokerage accounts for securities and other property (all such accounts hereinafter called “brokerage accounts”) for and in the name of the Allocated Portion of the Fund and to execute for the Allocated Portion as its agent and attorney-in-fact standard customer agreements with such broker or brokers as the Sub-Adviser shall select as provided above; provided, however; in

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the event the Sub-Adviser trades derivative instruments, the Sub-Adviser may only maintain brokerage accounts with parties that have entered into an agreement with the Fund. The Sub-Adviser may, using such of the securities and other property in the Allocated Portion as the Sub-Adviser deems necessary or desirable, direct the Custodian to deposit for the Allocated Portion of the Fund original and maintenance brokerage and margin deposits and otherwise direct payments of cash, cash equivalents and securities and other property into such brokerage accounts and to such brokers as the Sub-Adviser deems desirable or appropriate. The Allocated Portion assets shall be maintained in the custody of the Custodian. The Sub-Adviser shall cause all securities and other property purchased or sold for the Allocated Portion to be settled at the place of business of the Custodian or as the Custodian shall direct. All securities and other property of the Allocated Portion shall remain in the direct or indirect custody of the Custodian. The Sub-Adviser shall notify the Custodian as soon as practicable of the necessary information to enable the Custodian to effect such purchases and sales.

The Sub-Adviser further shall have the authority to instruct the Custodian (i) to pay cash for securities and other property delivered to the Custodian for the Allocated Portion, (ii) to deliver securities and other property against payment for the Allocated Portion, and (iii) to transfer assets and funds to such brokerage accounts as the Sub-Adviser may designate, all consistent with the powers, authorities and limitations set forth herein. The Sub-Adviser shall not have authority to cause the Custodian to deliver securities and other property, or pay cash to the Sub-Adviser except as expressly provided herein.

In no instance will the Allocated Portion be purchased from or sold to the Adviser, Sub-Adviser, the Trust’s principal underwriter or any affiliated person of any of the Trust, Adviser, Sub-Adviser or the Trust’s principal underwriter, acting as principal in the transaction, except to the extent permitted by the SEC, the 1940 Act and/or the Trust’s written policies and procedures. The Adviser agrees to identify to the Sub-Adviser in writing any broker-dealers that are affiliated with the Adviser and all affiliated persons of any of the Trust, the Adviser and the Trust’s principal underwriter.

6. LIMITATION ON SUB-ADVISER LIABILITY; INDEMNIFICATION

a.	In the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser, or reckless disregard of its obligations and duties hereunder, none of the Sub-Adviser, its affiliates or their respective officers, controlling persons, members, partners, shareholders, agents or employees (each, an “Indemnified Person” and collectively, the “Indemnified Persons”) shall be subject to any liability to the Adviser, the Fund or the Trust for any act or omission in the course of, or connected with, rendering services hereunder. The Sub-Adviser does not guarantee the future performance of the Allocated Portion or any specific level of performance, the success of any investment decision or strategy that Sub-Adviser may use, or the success of Sub-Adviser's overall management of the Allocated Portion. The Adviser understands that investment decisions made for the Allocated Portion by the Sub-Adviser are subject to various market, currency, economic, political and business risks, and that those investment decisions will not always be profitable. Sub-Adviser will manage only the Allocated Portion and in making investment decisions for the Allocated Portion, the Sub-Adviser will not consider any other securities, cash or other investments owned by the Fund.
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b.	Neither the Adviser (including its affiliates, their officers, controlling persons, agents or employees) nor the Sub-Adviser (including all Indemnified Persons) shall be liable to one another for special, consequential or incidental damages.
c.	The Sub-Adviser agrees to indemnify the Adviser, its affiliates, officers, controlling persons, agents, and employees for, and hold it harmless against, any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Sub-Adviser) or litigation (including reasonable legal and other expenses) (“Losses”) to which the Adviser may become subject as a direct result of Sub-Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement; provided, however, that nothing contained herein shall require that the Adviser be indemnified for Losses that resulted from the Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement; further provided that the Sub-Adviser shall have been given written notice concerning any matter for which indemnification is claimed under this Section.
d.	The Adviser agrees to indemnify the Indemnified Persons for, and hold each Indemnified Person harmless against, any and all Losses to which such Indemnified Person may become subject as a direct result of this Agreement or Sub-Adviser’s performance of its duties hereunder; provided, however, that nothing contained herein shall require that the Sub-Adviser be indemnified for Losses that resulted from Sub-Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement; provided that the Adviser shall have been given written notice concerning any matter for which indemnification is claimed under this Section.

7. STANDARD OF CARE

The Sub-Adviser shall comply with all applicable laws and regulations in the discharge of its duties under this Agreement; shall (as provided in Section 2 above) comply with the Investment Guidelines; shall act at all times in the best interests of the Fund; and shall discharge its duties with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of a similar enterprise.

8. TERM AND TERMINATION OF THIS AGREEMENT; NO ASSIGNMENT

                        This Agreement shall become effective as to the Fund upon its approval by the Board of Trustees of the Trust and its execution by the Parties hereto. Unless sooner terminated, this Agreement shall continue for an initial period of no more than two years from the effective date, and thereafter shall continue in effect for successive additional periods not exceeding one (1) year so long as such continuation is approved for the Fund at least annually by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings as set forth in the 1940 Act;

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                        This Agreement may be terminated (i) by the Trust on behalf of the Fund at any time without payment of any penalty, by the vote of a majority of the Board of Trustees of the Trust, or by vote of a majority of the outstanding voting securities of a Fund without the payment of any penalties, (ii) by the Adviser at any time, without payment of any penalty upon at least ten (10) days’, but not more than sixty (60) days’, written notice to the Sub-Adviser, and (iii) by the Sub-Adviser at any time, without payment of any penalty, upon at least ten (10) days’, but not more than sixty (60) days’, written notice to the Trust and the Adviser. In the event of a termination, the Sub-Adviser shall cooperate in a commercially reasonable manner in the orderly transfer or liquidation of the Allocated Portion of the Fund’s assets, as instructed by the Adviser and, at the request of the Board of Trustees or the Adviser, transfer any and all books and records in respect of the Allocated Portion maintained by the Sub-Adviser on behalf of the Fund; and

                        This Agreement shall terminate automatically in the event of any assignment thereof, as defined in the 1940 Act. This Agreement will also terminate immediately in the event that the Management Agreement is terminated.

9. SERVICES NOT EXCLUSIVE

The services of the Sub-Adviser to the Adviser and the Allocated Portion are not to be deemed exclusive and the Sub-Adviser shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is specifically understood that the Sub-Adviser and each Indemnified Person may continue to engage in providing portfolio management services and advice to other investment advisory clients. The Adviser agrees that Sub-Adviser and each Indemnified Person may give advice and take action in the performance of its duties with respect to any of the Sub-Adviser’s or Indemnified Person’s other clients which may differ from advice given or the timing or nature of action taken with respect to the Allocated Portion. The Sub-Adviser and the Indemnified Persons, however, shall not provide investment advice to any assets of the Fund other than the Allocated Portion. Nothing in this Agreement shall be deemed to require Sub-Adviser or any Indemnified Person to purchase or sell for the Allocated Portion of the Fund any security which the Sub-Adviser or any Indemnified Person may purchase or sell for its or their own account or for the account of any other client.

10. AGGREGATION OF ORDERS

Nothing in this Agreement shall preclude the combination of orders for the sale or purchase of portfolio securities of the Allocated Portion with those for other accounts managed by the Sub-Adviser or its affiliates, if orders are allocated in a manner deemed equitable by the Sub-Adviser among the accounts and at a price approximately averaged. The Sub-Adviser agrees that (i) it will not aggregate transactions unless aggregation is consistent with its duty to seek best execution; (ii) no account will be favored over any other account; each account participating in an aggregated order will participate at the average share price for all transactions in that security or a given business day, with transaction costs shared pro-rata based on each account’s participation in the transaction; and (iii) allocations will be made in accordance with the Sub-Adviser’s compliance policies and procedures.

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11. NO SHORTING; NO BORROWING

The Sub-Adviser agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Sub-Adviser or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the 1940 Act.

The Sub-Adviser may not borrow any assets or securities from the Fund.

12. AMENDMENT

No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by all Parties.

13. NONPUBLIC PERSONAL INFORMATION; CONFIDENTIAL RELATIONSHIP.

Notwithstanding any provision herein to the contrary, the Sub-Adviser hereto agrees on behalf of itself and its controlling persons, officers, and employees (1) to treat confidentially and as proprietary information of the Fund (a) all records and other information relative to the Fund’s prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”), and (2) except after prior notification to and approval in writing by the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Trust and communicated in writing to the Sub-Adviser. Such written approval shall not be unreasonably withheld by the Trust and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.

The Sub-Adviser will not disclose, in any manner whatsoever, any list of securities held by the Fund, except in accordance with the Fund’s portfolio holdings disclosure policy or as otherwise directed in writing by the Adviser or the Trust. The Sub-Adviser has adopted appropriate policies which require that each of its officers, employees, or other access persons refrain from disclosing the securities of the Fund, except in accordance with the Fund’s portfolio holdings disclosure policy or as otherwise directed in writing by the Adviser or the Trust.

14. CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES

The Sub-Adviser acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations promulgated thereunder, the Trust and the Fund are required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Trust, the Sub-Adviser agrees to use its commercially reasonable best efforts to assist the Trust and the Fund in complying with the Sarbanes-Oxley Act and implementing the Trust’s disclosure controls and procedures. The Sub-Adviser agrees to inform the Trust of any material development related to the Fund that the Sub-Adviser reasonably believes is relevant to the Fund’s certification obligations under the Sarbanes-Oxley Act.

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15. COMPLIANCE PROGRAM AND REPORTING

The Sub-Adviser hereby represents and warrants that in accordance with Rule 206(4)-7 under the Advisers Act, the Sub-Adviser has adopted and implemented and will maintain written policies and procedures reasonably designed to prevent violation by the Sub-Adviser and its supervised persons (as such term is defined in the Advisers Act) of the Advisers Act and the rules the SEC has adopted under the Advisers Act (the policies and procedures referred to in this Section are referred to herein as the Sub-Adviser’s “Compliance Program”).

The Sub-Adviser shall furnish the Adviser, the Board of Trustees of the Trust and/or the CCO of the Trust with such information, certifications and reports as such persons may reasonably deem appropriate or may reasonably request from the Sub-Adviser regarding the Sub-Adviser’s compliance with Rule 206(4)-7 of the Advisers Act and the Federal Securities Laws, as defined in Rule 38a-1 under the 1940 Act. Upon the commercially reasonable request of the Adviser or the Trust given upon commercially reasonable advance notice, the Sub-Adviser shall make its officers and employees available to the Adviser and/or the CCO of the Trust from time to time to review the Sub-Adviser’s Compliance Program and its adherence thereto.

16. GOVERNMENT ENTITIES

Upon reasonable request of the Sub-Adviser, the Adviser agrees to request from the Fund’s transfer agent a list of all “government entities,” as defined in Rule 206(4)-5(f)(5) under the Advisers Act, that are invested in the Allocated Portion. To the extent the Adviser is given advance notice of a government entity investing in the Fund, the Adviser will promptly notify the Sub-Adviser of the impending investment.

17. REFERENCE TO ADVISER AND SUB-ADVISER

a.	The Sub-Adviser grants the Adviser non-exclusive rights to use, display and promote trademarks, symbols, logos or other trade dress of the Sub-Adviser in conjunction with any activity associated with the Fund, and the Adviser may promote the identity of and services provided by the Sub-Adviser to the Adviser, which references shall not differ in substance from those included in the Prospectus, SAI and this Agreement, in any advertising or promotional materials; provided, however, that at all times the Adviser shall protect the goodwill and reputation of the Sub-Adviser in connection with marketing and promotion of the Fund; provided further that the Adviser shall submit to the Sub-Adviser for its review and approval all such public informational materials relating to the Fund that refer to the Sub-Adviser or its affiliates or to any recognizable variant or any registered mark or logo or other proprietary designation of the Sub-Adviser or its affiliates. Approval shall not be unreasonably withheld by the Sub-Adviser and notice of approval or disapproval will be provided promptly and in any event within three (3) business days. Subsequent advertising or promotional materials having very substantially the same form as previously approved by the Sub-Adviser may be used by the Adviser without obtaining the Sub-Adviser’s consent unless such consent is withdrawn in writing by the Sub-Adviser. The Adviser hereby agrees to make all commercially reasonable efforts to cause any agent or direct affiliate of the Adviser to satisfy the foregoing obligation.
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b.	Neither the Sub-Adviser nor any affiliate or agent of Sub-Adviser shall make reference to or use the name of the Adviser or any of its affiliates, or any of their clients, except references concerning the identity of and services provided by the Adviser to the Fund or to the Sub-Adviser, which references shall not differ in substance from those included in the Prospectus, SAI and this Agreement, in any advertising or promotional materials without the prior approval of Adviser, which approval shall not be unreasonably withheld or delayed and notice of approval or disapproval will be provided promptly and in any event within three (3) business days. Subsequent advertising or promotional materials having very substantially the same form as previously approved by the Adviser, and without material difference in content, may be used by the Sub-Adviser without obtaining the Adviser’s approval, unless the Adviser’s previous approval is withdrawn in writing. The Sub-Adviser hereby agrees to make all commercially reasonable efforts to cause any agent or affiliate of the Sub-Adviser to satisfy the foregoing obligation. For the avoidance of doubt, this provision shall not restrict the disclosure on Form ADV by the Sub-Adviser of the Adviser, the Fund and such terms of this Agreement as may be required pursuant to Form ADV or as may be recommended by counsel.
c.	It is understood that the name of each Party to this Agreement, and any derivatives thereof or logos associated with that name, is the valuable property of the Party in question and its affiliates, and that each other Party has the right to use such names pursuant to the relationship created by, and in accordance with the terms of, this Agreement only so long as this Agreement shall continue in effect. Upon termination of this Agreement, the Parties shall forthwith cease to use the names of the other Party (or any derivative or logo) as appropriate and to the extent that continued use is not required by applicable laws, rules and regulations. The Adviser agrees that, notwithstanding the above, any reference to the Adviser in the Form ADV of the Sub-Adviser may remain a part of the Sub-Adviser’s Form ADV until the next annual update filed by the Sub-Adviser following the termination of this Agreement.

18. OTHER SUB-ADVISERS

In performance of its duties and obligations under this Agreement, the Sub-Adviser shall not consult with any other sub-adviser to the Fund or with the sub-adviser to a portfolio that is under common control with the Fund concerning transactions for the Fund in securities or other assets.

19. NOTIFICATION

The Sub-Adviser agrees that it will provide prompt notice to the Adviser and the Trust about: (a) material changes in the employment status of key investment and portfolio management personnel, including a Chief Investment Officer or similar position, involved in the management of the Allocated Portion; (b) material changes in the investment process used to manage the Allocated Portion; (c) material changes in senior management or operations of the Sub-Adviser, including specifically changes in the roles of Chief Executive Officer, Chief Financial Officer, Chief Compliance Officer or General Counsel; or (d) any material change in ownership or capital structure of the Sub-Adviser which constitutes an “assignment” of this Agreement as defined in Section 202 of the Advisers Act and/or Section 15 of the 1940 Act, and the rules promulgated thereunder.

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20. NOTICES

Notices and other communications required or permitted under this Agreement shall be in writing, shall be deemed to be effectively delivered when actually received, and may be delivered by US mail (first class, postage prepaid), by facsimile transmission, by hand or by commercial overnight delivery service, addressed as follows:

ADVISER:	Altegris Advisors, L.L.C. 1200 Prospect Street, Suite 400 La Jolla, CA 92037 Attention: Legal/Compliance Dept.

SUB-ADVISER:	Convector Capital Management, LP 645 Madison Ave., 5th Floor New York, NY 10022 Attention: Compliance Department

21. ASSIGNMENT

This Agreement may not be assigned by any Party, either in whole or in part, without the prior written consent of each other Party.

22. SEVERABILITY

If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

23. CAPTIONS

The caption in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

24. GOVERNING LAW

This Agreement shall be governed by, and construed in accordance with, the laws of the state of Delaware without giving effect to the conflict of laws principles of Delaware or any other jurisdiction; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the 1940 Act and the Advisers Act, and any rules and regulations promulgated thereunder.

25. COUNTERPARTS

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

[signature page follows]

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IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the day first set forth above.

Altegris ADVISORS, l.l.c. (Adviser) By: /s/ Matthew C. Osborne Name: Matthew C. Osborne Title: Co-President

CONVECTOR CAPITAL MANAGEMENT, LP (Sub-Adviser) By: /s/ Emmanuel Ferreira Name: Emmanuel Ferreira Title: Managing Member

Signature Page to Sub-Advisory Agreement

SCHEDULE A

Series of Northern Lights Fund Trust	Annualized Sub-Advisory Fee Rate as a Percentage of Daily “Current Net Assets” (as defined in Section 4 of this Agreement) of Allocated Portion
Altegris Equity Long Short Fund	Fee Rate: [redacted]